UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

SENSUS HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37714	27-1647271
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Pkwy., NW # 215, Boca Raton, Florida		33487
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 922-5808

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRTS	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SENSUS HEALTHCARE, INC.

FORM 8-K

CURRENT REPORT

ITEM 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

On November 10, 2025, the Board of Directors (the “Board”) of Sensus Healthcare, Inc. (the “Company”) appointed Eric Sachetta as a Class II director of the Company for a term expiring at the Company’s annual meeting in 2026. Mr. Sachetta fills a vacancy resulting from the death of William McCall.

Mr. Sachetta, age 37, is Chief Wealth Services Officer of Sachetta, LLC, a financial advisory firm founded by Mr. Sachetta. In that role, his responsibilities include leading and managing the firm’s financial advisory division and overseeing all wealth management operations and advisor development. Before assuming his current position in 2022, he held other positions with the firm from 2016. Mr. Sachetta’s previous employment included serving as a leadership speaker and author and as a district manager of a marketing organization. He is a Certified Financial Planner® and holds other licenses and certifications. Mr. Sachetta received a bachelor’s degree in Corporate Finance and Accounting from Bentley University.

There are no arrangements or understandings between Mr. Sachetta and any other persons pursuant to which he was elected, nor does he have any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Securities and Exchange Commission Regulation S-K. As a director of the Company, Mr. Sachetta is expected to receive the same compensation for service as a director as is provided to other non-employee directors of the Company on a pro-rata annual basis. The Board has determined that Mr. Sachetta is an independent director within the meaning of Rule 5605(a)(2) as set forth in the listing standards of The NASDAQ Stock Market, LLC. Mr. Sachetta has been appointed as a member of the Audit Committee of the Board.

On November 12, 2025, the Company issued a press release announcing Mr. Sachetta’s election. The press release is filed as an exhibit to this Report. The press release shall not be deemed "filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated November 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS HEALTHCARE, INC.

Date: November 13, 2025	By:	/s/ Javier Rampolla
Javier Rampolla
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)